NOTE

$415,000                                               High Bridge, New Jersey
                                                                 June 28, 1996

         Computer Power Inc., a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company"), for value received, hereby promises to pay to the order of Southerntech, Inc. or registered assigns the principal amount of Four Hundred and Fifteen Thousand ($415,000) Dollars on July 1, 1999 in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, at the principal office of the Company, in High Bridge, State of New Jersey, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) at said office, in like coin or currency, on the unpaid portion of said principal amount from the date hereof, quarterly on the first day of October, January, April and July in each year, commencing on October 1, 1996, at the rate of nine and one-half (9.5%) percent per annum until such unpaid portion of such principal amount shall have become due and payable and at the rate fourteen per centum (14%) per annum thereafter and, so far as may be lawful, on any overdue installment of interest at the rate of fourteen per centum (14%) per annum.

         ss.1. Exchanges and Transfers of the Note.

         ss.1.1. Register; Transfer or Exchange of Notes. The Company shall keep at its office or agency maintained in High


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Bridge,  New  Jersey a  register  in which the  Company  shall  provide  for the registration of Notes and for the registration of transfer of Notes. The Holder of any Note may, at its option and either in person or by duly authorized attorney, surrender the same for registration of transfer or exchange at such office and, without expense to such Holder (other than transfer taxes, if any), receive in exchange therefor a new Note or Notes, dated as of the date to which interest has been paid on the Note or Notes so surrendered, each in the principal amount of $10,000 or any integral multiple thereof, for the same aggregate unpaid principal amount as the Note or Notes so surrendered for transfer or exchange and each registered in such name or names as may be designated by such Holder. Every Note so made and delivered in exchange for any Note shall in all other respects be in the same form and have the same terms as the Note so surrendered for transfer or exchange.

         ss.1.2. Loss, Theft, Destruction or Mutilation of Notes. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction, upon receipt of an indemnity bond in such reasonable amount as the Company may determine (or if such Note is held by the original Holder, of an unsecured indemnity agreement reasonably satisfactory to the Company) or, in the case of any such mutilation, upon surrender an cancellation of such Note, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tender and unpaid principal amount and dated as of the date to which interest has been paid on the Note so lost, stolen, destroyed or mutilated.

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         ss.1.3.  Registered Holders.  The Company may deem and treat the person in whose name any Note is registered as the absolute owner and holder of such Note for the purpose of receiving payment of the principal of and interest on such Note and for the purpose of any notices, waivers or consents thereunder, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Payments with respect to any Note shall be made only to the registered Holder thereof.

         ss.2. Surrender of the Note.

         ss.2.1. Surrender of Notes. The Company may, as a condition of payment of all or any of the principal of, and interest on, this Note, in whole or in part, require the holder to present this Note for notation of such payment and, if this Note be paid in full, require the surrender hereof.

         ss.3. Covenants.

         ss.3.1. To Pay Principal and Interest. The Company covenants and agrees that so long as this Note shall be outstanding it will comply with the following:

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         ss.3.2.  Maintenance  of Company  Office.  The Company will maintain an office in High Bridge, New Jersey, in its current facility where notices, presentations and demands to or upon the Company in respect of the Note may be given or made.

         ss.3.3. To Keep Books. The Company will, and will cause any subsidiaries, to keep proper books of record and account in which full, true and correct entries will be made of its transactions in accordance with generally accepted accounting principles.

         ss.3.4.   Payment  of  Taxes;   Corporate  Existence;   Maintenance  of
Properties. The Company will, and will cause each of its subsidiaries to,

         A. pay and discharge promptly or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon it or upon it income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or change upon its property; provided, however, that neither the Company nor any subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such subsidiary, as the case may be, shall have set aside on its books reserves (provided for and segregated to the extent required by generally accepted accounting principles) deemed by it adequate with respect thereto;

         B. maintain and keep or cause to be maintained and kept its properties in good repair, working order and condition, and from time to time make or cause to be made all needful and proper repairs, renewals, replacements and improvements so that the business carried on in connection therewith may be property and advantageously conducted at all times.

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         ss.3.5.  To  Insure.  The  Company  will,  and will  cause  each of its subsidiaries to maintain insurance in such extent and against such hazards and liabilities as is commonly maintained by companies similarly situated.

         ss.3.6. Sale, Merger or Consolidation by Company. The Company will not sell, lease, transfer or otherwise dispose of any substantial part of its properties and assets or consolidate with or merge into any person or permit any person to merge into it.

         ss.4. Events of Default.

         ss.4.1. Events of Default. If one or more of the following events, herein called Events of Default, shall happen for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court of any order, rule or regulation of any administrative or governmental body) and be continuing:

         (a) Default shall be made in the payment of the principal of any Note dated the date hereof, when and as the same shall become due and payable,whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or

         (b) Default shall be made in the payment of any installment of interest on any Note dated the date hereof according to its tenor when and as the same shall become due and payable and such default shall continue for a period of 10 days; or

         (c) Default shall be made in the due observance or performance of any covenant, condition or agreement on the part of the Company contained in this Note; or

         (d) The Company shall be adjudicated a bankrupt or insolvent, or shall consent to the appointment of a receiver, trustee or liquidator of itself or of any material part of its property, or shall admit in writing its inability to pay its debts generally as they come due, or shall make a general assignment for the benefit of creditors, or shall file a voluntary petition or an answer seeking reorganization or arrangement in a proceeding under any bankruptcy law (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall, by voluntary petition, answer or consent, seek relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding up of corporations, or the Company or its directors or majority stockholders shall take action looking to the dissolution or liquidation of the Company; or

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         (e) An order,  judgment  or  decree  shall be  entered  by any court of competent jurisdiction appointing, without the consent of the Company, a receiver, trustee or liquidator of the Company or of any material part of its property, and such receiver, trustee or liquidator shall not have been removed or discharged within 90 days thereafter, or any material part of the property of the Company shall, in any judicial proceeding, be sequestered and shall not be returned to the possession of the Company within 90 days thereafter; or

         (f) A petition against the Company in a proceeding under any bankruptcy law (as now or hereinafter in effect) shall be filed and shall not be dismissed within 30 days after such filing, or, in case the approval of such petition by a court of competent jurisdiction is required, shall be filed and approved by such a court as properly filed and such approval shall not be withdrawn or the proceeding dismissed within 30 days thereafter, or if, under the provisions of any other similar law providing for reorganization or winding up of corporations and which may apply to the Company, any court of competent jurisdiction, custody or control of the Company or of any material part of its property and such jurisdiction, custody or control shall not be relinquished or terminated within 30 days thereafter; or

         (h) The Company shall (x) be declared in default in the payment of principal or interest on any evidence of indebtedness for money borrowed (other than the Notes) and such default shall continue for more than the period of grace, if any, therein specified, unless such default shall have been cured or waived prior to such indebtedness becoming or being declared to be due and payable prior to its stated maturity, or (y) default shall continue for more than the period of grace, if any, therein specified, or (y) default in the performance or observance of any other term, condition or agreement contained in any such evidence of indebtedness for money borrowed or in any agreement relating thereto if as a result of such default such evidence of indebtedness is declared to be due and payable prior to its stated maturity;


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then,  in any such  event,  any  registered  holder or  holders of this Note may declare this Note to be immediately due and payable and upon such declaration the same shall become and be immediately due and payable, together with accrued interest thereon, anything in this Note to the contrary notwithstanding.

         ss.4.2. Suits for Enforcement. In case any one or more of the Events of Default specified in ss.4.1 shall happen and be continuing, the Holder of this Note may, pursuant to the provisions of ss.4.1, declare this Note to be immediately due and payable, may proceed to protect and enforce its rights by suit in equity, action at law and/or by other appropriate proceeding, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Note, or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note or to enforce any other legal or equitable right of holder of this Note. If, pursuant to the provisions of ss.4.1 or of this ss.4.2, the holder of this Note shall demand payment thereof or take any action in respect of a default or an Event of Default, the Company will forthwith give written notice, addressed as provided in ss.1.2, to the other Holders of Notes dated the date hereof, specifying such action and the nature of the default or Event of Default. Nothing contained in this ss.4.2 or in ss.4.1 shall in any manner impair that absolute and unconditional right of each holder of a Note to receive payment of the principal of and interest, on such Note when the same shall become due and payable in accordance with the terms thereof, and to institute suit for the enforcement of such payment.

         ss.4.3. Remedies Cumulative. No remedy herein conferred upon the Holder of this Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

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         ss.4.4.  Remedies Not Waived.  No course of dealing between the Company and any Holder of this Note shall operate as a waiver of any right of such holder hereunder or under such Note, and no delay on the part of such holder in exercising any right hereunder or thereunder shall so operate.

         ss.5. Costs of Collection. In case of a default in the payment of any principal of or interest on this Note, the Company will pay to the holder hereof such further amount as shall be sufficient to cover the costs and expenses of collection, including (without limitation) reasonable attorneys' fees.

         ss.6. Legend. Each Note shall bear the following legend: The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or registered or qualified under the "blue sky" laws of any State. The securities may not be pledged, hypothecated, assigned, sold or transferred unless registered under that Act and registered or qualified under the blue sky laws as may be applicable or unless, in the opinion of counsel reasonably satisfactory to the Company, exemptions from such laws are available.

         ss.7. Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not. This Note may only be assigned by the Holder to affiliates of the Holder.


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         ss.8.  Governing  Law.  This Note shall be governed by and construed in accordance with the laws of the State of New Jersey.

         ss.9. Notice. Any notice pursuant to this Note shall be made by registered or certified mail:

         If to the holder at the address shown on the register maintained by the Company pursuant to ss.1.2 of this Note.

                  If to the Company:

                  124 West Main Street
                  High Bridge, New Jersey 08829

         ss.10. Headings. The headings of the sections and subsections of this Note are inserted for convenience only and do not constitute a part of this Note.


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         IN WITNESS  WHEREOF,  Computer  Power Inc.  has caused  this Note to be signed in its corporate name by one of its officers thereunto duly authorized and this Note to be dated as of the day and year first above written.


                                                          COMPUTER POWER INC.



                                                 By:-------------------------

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